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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     ------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2005

                          INGLES MARKETS, INCORPORATED
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA                  0-14706                   56-0846267
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                       P.O. Box 6676, Asheville, NC 28816
                              (Address of Principal
                                Executive Offices)


                                 (828) 669-2941
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing
               Rule or Standard; Transfer of Listing.

As was previously disclosed, Ingles Markets, Incorporated (the "Company") received Delinquency Notices (the "Notices") from the staff of The Nasdaq Stock Market relating to the Company's failure to timely file its Form 10-K for the year ended September 25, 2004 and its Form 10-Q for the quarter ended December 25, 2004. The Company attended a hearing before the Nasdaq Listing Qualifications Panel (the "Panel") on January 27, 2005 in connection with the Notice relating to its delinquent Form 10-K. The Company provided additional information to the Panel with respect to its delinquent Form 10-Q following receipt of the Notice related thereto. The Notices indicated that, due to such delinquencies, the Company's Class A Common Stock was subject to potential delisting from The Nasdaq National Market. As previously disclosed, the delinquencies resulted from delays created by an internal investigation conducted by the Company's Audit Committee following receipt of an informal inquiry from the Securities and Exchange Commission.

On March 16, 2005, the Company received notice of the decision of the Panel with respect to the potential delisting of the Company's Class A Common Stock. The Panel has granted the Company's request for continued listing on The Nasdaq National Market, subject to certain conditions set forth in the Panel's decision. The conditions to the Company's continued listing are as follows:

1. On or before March 31, 2005, the Company must file its Form 10-Q for the quarter ended December 25, 2004. The Company filed its Form 10-Q on March 18, 2005 satisfying this condition.

2. On or before March 31, 2005, the Company must provide The Nasdaq Hearings Department with certain information relating to the recently completed internal investigation conducted by the Company's Audit Committee and an update with respect to the Securities and Exchange Commission's informal inquiry previously disclosed.

3. The Company must also timely file all periodic reports with the Securities and Exchange Commission and Nasdaq for all reporting periods ending on or before December 31, 2005. Failure to make any such filing in a timely manner will result in the Panel promptly conducting a hearing with respect to such failure and could result in immediate delisting from The Nasdaq Stock Market.

Finally, The Nasdaq Stock Market requires that the Company be able to demonstrate compliance with all other requirements for continued listing on The Nasdaq National Market. At this time, the Company is in compliance with all such criteria.

The Company's stock will continue to trade under the symbol "IMKTE" pending the determination that the Company is fully compliant with the requirements of The Nasdaq Stock Market.




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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INGLES MARKETS, INCORPORATED



Date: March 22, 2005                      By: /s/ James W. Lanning
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                                              James W. Lanning
                                              President